UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2008

Portfolio Manager Commentary

To Our Shareholders—November 25, 2008

This report provides management’s discussion of fund performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the annual reporting period ended September 30, 2008.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 3 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2008.

The Portfolio underperformed the benchmark for both the six- and 12-month periods ended September 30, 2008. For both periods the following detracted from performance: an underweight in Treasuries and Agencies, exposure to subprime-related asset-backed securities (ABS) and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities (Alt-A or ‘alternative’ mortgages are home loans made with less than full documentation), an overweight in investment-grade corporates and commercial mortgage backed securities (CMBS), and positions in high-yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and CDOs as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings.

Market Review and Investment Strategy

The 12-month period ended September 30, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads (the price an issuer pays above a benchmark fixed-income yield to borrow money) widened across fixed-income markets. Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 275 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the period under review as investors sought less risky assets in light of the subprime-market volatility. For the 12-month period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the 12-month period, the Portfolio’s U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads widened, the Team identified more opportunities within the corporate sector and in CMBS and established overweight allocations to these sectors.

Recent Market Conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Sanford C. Bernstein Fund II, Inc. Such events included the government rescues of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the American International Group (AIG); the bankruptcy filing of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

2008 Annual Report	1

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 3 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Lipper Intermediate Bond Composite is the equal-weighted average returns of the funds in the relevant Lipper Analytical Services category; the average fund in a category may differ in composition from the portfolio. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

The Portfolio can invest up to 25% of its assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Composite

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2008	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional†	(4.28)%	(1.96)%	2.65%	—	3.81%	May 17, 2002
Lehman Brothers Aggregate Bond Index	(1.50)	3.65	3.78	5.20%	—
Lipper Intermediate Bond Composite	(4.96)	(2.99)	1.92	3.70	—

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper Composite from the first month-end after the Portfolio’s inception date, May 31, 2002, through September 30, 2008.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008, by 0.05%.

See Historical Performance and Benchmark Disclosures on page 2.

2008 Annual Report	3

Fund Expenses—September 30, 2008

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2008	ENDING ACCOUNT VALUE SEPTEMBER 30, 2008	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Intermediate Duration Institutional Portfolio
Actual	$1,000	$957.23	$2.20	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

Portfolio Summary—September 30, 2008

Taxable Bond Portfolio
Intermediate Duration Institutional
Security Type Breakdown*

*	All data are as of September 30, 2008. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

4	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2008

Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–35.5%
Industrial–17.9%
Basic–2.9%
Alcoa, Inc. 6.50%, 6/01/11	$960	$980,124
6.75%, 7/15/18	2,100	2,015,683
ArcelorMittal 6.125%, 6/01/18(a)	2,695	2,388,069
6.50%, 4/15/14	1,105	1,122,239
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	2,102	2,197,244
The Dow Chemical Co. 7.375%, 11/01/29	195	189,017
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	1,190	1,169,175
Inco Ltd. 7.75%, 5/15/12	3,855	4,098,655
International Paper Co. 4.25%, 1/15/09	1,178	1,170,728
5.30%, 4/01/15	1,225	1,070,957
7.40%, 6/15/14	2,685	2,689,119
7.95%, 6/15/18	1,520	1,493,569
Ispat Inland ULC 9.75%, 4/01/14	5	5,285
Lubrizol Corp. 4.625%, 10/01/09	95	94,548
Packaging Corp. of America 5.75%, 8/01/13	875	868,750
PPG Industries, Inc. 5.75%, 3/15/13	2,020	2,002,004
Union Carbide Corp. 7.75%, 10/01/96	745	654,659
United States Steel Corp. 5.65%, 6/01/13	2,857	2,555,647
6.05%, 6/01/17	2,875	2,498,234
Weyerhaeuser Co. 5.95%, 11/01/08	920	919,959
6.75%, 3/15/12	25	24,708

		30,208,373

Capital Goods–1.6%
Caterpillar Financial Services 4.50%, 6/15/09	1,488	1,479,364
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)	1,170	1,071,462
Illinois Tool Works, Inc. 5.75%, 3/01/09	1,140	1,147,042
John Deere Capital Corp. 4.875%, 3/16/09	3,930	3,931,026
Lafarge SA 6.15%, 7/15/11	1,482	1,454,968

Principal Amount (000)		U.S. $ Value

Masco Corp. 6.125%, 10/03/16	$3,210	$2,789,108
Mohawk Industries, Inc. 6.125%, 1/15/16	2,925	2,634,974
Textron, Inc. 6.375%, 11/15/08	75	75,113
Tyco International Group SA 6.00%, 11/15/13	1,175	1,151,371
6.125%, 11/01/08	15	15,021
Waste Management, Inc. 6.875%, 5/15/09	190	190,542

		15,939,991

Communications—Media–1.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	2,790	2,789,358
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	1,240	1,184,531
CBS Corp. 5.625%, 8/15/12	585	550,774
6.625%, 5/15/11	500	486,199
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	1,130	1,242,334
Comcast Cable Communications, Inc. 6.20%, 11/15/08	601	601,301
6.875%, 6/15/09	195	196,923
Comcast Corp. 5.30%, 1/15/14	1,160	1,063,221
5.50%, 3/15/11	135	132,560
News America Holdings, Inc. 6.55%, 3/15/33	755	676,675
9.25%, 2/01/13	935	998,786
RR Donnelley & Sons Co. 4.95%, 4/01/14	565	500,848
Time Warner Entertainment Co. 8.375%, 3/15/23	2,465	2,441,864
Turner Broadcasting System, Inc. 8.375%, 7/01/13	2,314	2,388,879
WPP Finance Corp. 5.875%, 6/15/14	845	827,165

		16,081,418

Communications—Telecommunications–4.2%
AT&T Corp. 7.30%, 11/15/11	1,145	1,189,071
8.00%, 11/15/31	365	369,654
British Telecommunications PLC 8.625%, 12/15/10	240	250,838
Embarq Corp. 6.738%, 6/01/13	2,150	1,895,053
7.082%, 6/01/16	4,195	3,399,796
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	1,725	1,815,976
8.125%, 5/01/12	7,920	8,447,313
8.75%, 3/01/31	1,010	1,116,717
Pacific Bell Telephone Co. 6.625%, 10/15/34	2,715	2,363,147

2008 Annual Report	5

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Qwest Corp. 7.50%, 10/01/14	$2,055	$1,777,575
7.875%, 9/01/11	2,400	2,304,000
8.875%, 3/15/12	1,835	1,798,300
Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10	3,535	3,451,920
6.375%, 11/15/33	305	222,284
Telefonos de Mexico SAB de CV 4.50%, 11/19/08	2,564	2,557,859
US Cellular Corp. 6.70%, 12/15/33	2,920	2,186,175
Verizon Communications, Inc. 4.90%, 9/15/15	990	885,882
5.25%, 4/15/13	1,495	1,440,941
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	1,335	1,310,262
Vodafone Group PLC 5.50%, 6/15/11	1,845	1,827,731
7.75%, 2/15/10	2,640	2,720,995

		43,331,489

Consumer Cyclical—Automotive–0.1%
Daimler Finance North America LLC 4.875%, 6/15/10	630	627,162

Consumer Cyclical—Other–1.1%
Marriott International, Inc. Series J 5.625%, 2/15/13	2,583	2,436,350
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	2,840	2,676,785
7.375%, 11/15/15	2,368	2,236,593
7.875%, 5/01/12	2,527	2,506,607
Toll Brothers Finance Corp. 5.15%, 5/15/15	295	249,486
6.875%, 11/15/12	810	769,525

		10,875,346

Consumer Cyclical—Retailers–0.1%
Limited Brands, Inc. 6.90%, 7/15/17	405	341,427
Wal-Mart Stores, Inc. 4.25%, 4/15/13	1,160	1,138,542

		1,479,969

Consumer Non-Cyclical–3.4%
Abbott Laboratories 3.50%, 2/17/09	2,885	2,878,737
Baxter FinCo BV 4.75%, 10/15/10	2,428	2,475,370
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,135	988,230
5.875%, 5/15/13	1,795	1,754,937
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	2,405	2,307,311
ConAgra Foods, Inc. 7.875%, 9/15/10	309	326,088

Principal Amount (000)		U.S. $ Value

Fisher Scientific International, Inc. 6.125%, 7/01/15	$355	$342,640
6.75%, 8/15/14	496	485,484
Fortune Brands, Inc. 4.875%, 12/01/13	1,248	1,173,698
Kraft Foods, Inc. 4.125%, 11/12/09	365	362,299
5.25%, 10/01/13	810	778,712
6.25%, 6/01/12	5,355	5,383,044
The Kroger Co. 6.80%, 12/15/18	911	879,131
7.25%, 6/01/09	2,770	2,794,659
Reynolds American, Inc. 7.25%, 6/01/13	2,405	2,471,385
7.625%, 6/01/16	2,445	2,427,516
Safeway, Inc. 4.125%, 11/01/08	638	636,913
5.80%, 8/15/12	15	15,200
6.50%, 3/01/11	390	401,868
Wyeth 5.50%, 2/01/14	6,398	6,342,145

		35,225,367

Energy–1.4%
Amerada Hess Corp. 7.875%, 10/01/29	806	787,831
Canadian Natural Resources Ltd. 5.15%, 2/01/13	830	772,963
Conoco Funding Co. 6.35%, 10/15/11	25	25,891
ConocoPhillips 6.375%, 3/30/09	2,786	2,806,892
Gaz Capital SA 6.212%, 11/22/16(a)	4,975	3,703,937
Hess Corp. 6.65%, 8/15/11	45	44,999
The Premcor Refining Group, Inc. 7.50%, 6/15/15	1,404	1,338,425
Statoilhydro Asa 6.36%, 1/15/09	823	828,473
Texaco Capital, Inc. 5.50%, 1/15/09	1,775	1,777,538
Valero Energy Corp. 6.875%, 4/15/12	1,450	1,488,925
Weatherford International Ltd. 5.15%, 3/15/13	1,020	982,310
6.00%, 3/15/18	390	350,147

		14,908,331

Technology–1.3%
Cisco Systems, Inc. 5.25%, 2/22/11	650	663,541
Computer Sciences Corp. 5.50%, 3/15/13(a)	1,490	1,445,427
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	3,452	3,519,611

6	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)		U.S. $ Value

International Business Machines Corp. 4.375%, 6/01/09	$420	$421,762
5.375%, 2/01/09	1,237	1,241,790
Motorola, Inc. 6.50%, 9/01/25	1,340	1,028,000
7.50%, 5/15/25	245	208,964
7.625%, 11/15/10	131	132,354
Oracle Corp. 4.95%, 4/15/13	1,252	1,247,959
5.25%, 1/15/16	895	842,618
Xerox Corp. 7.625%, 6/15/13	505	511,232
9.75%, 1/15/09	1,846	1,876,736

		13,139,994

Transportation—Railroads–0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18	580	546,939
Norfolk Southern Corp. 6.20%, 4/15/09	1,150	1,156,341

		1,703,280

Transportation—Services–0.0%
FedEx Corp. 3.50%, 4/01/09	416	412,827

		183,933,547

Financial Institutions–14.2%
Banking–6.5%
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,175	1,128,258
Bank of America Corp. 3.375%, 2/17/09	1,300	1,274,312
4.50%, 8/01/10	125	120,849
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	280	298,558
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,294	1,106,885
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	1,410	1,294,563
The Bear Stearns Co., Inc. 5.55%, 1/22/17	2,655	2,279,955
5.70%, 11/15/14	3,025	2,828,036
7.625%, 12/07/09	2,740	2,767,027
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	518	518,574
Citigroup, Inc. 2.954%, 6/09/09(c)	15	14,736
3.625%, 2/09/09	2,880	2,819,494
5.00%, 9/15/14	3,726	2,856,769
5.30%, 1/07/16	20	16,113
5.50%, 4/11/13	1,825	1,592,971
6.20%, 3/15/09	1,575	1,543,248
6.50%, 1/18/11	90	87,282

Principal Amount (000)		U.S. $ Value

Compass Bank 5.50%, 4/01/20	$3,219	$2,539,237
Huntington National Bank 4.375%, 1/15/10	980	925,074
JP Morgan Chase & Co. 3.50%, 3/15/09	2,795	2,773,861
6.75%, 2/01/11	180	180,602
Marshall & Ilsley Bank 5.00%, 1/17/17	2,295	1,534,097
Marshall & Ilsley Corp. 4.375%, 8/01/09	2,210	2,127,262
5.626%, 8/17/09	1,332	1,294,298
Mellon Funding Corp. 3.25%, 4/01/09	1,593	1,564,218
Morgan JP & Co., Inc. 6.25%, 1/15/09	2,593	2,585,027
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(b)	615	465,438
National City Bank of Ohio 6.25%, 3/15/11	2,680	1,554,550
RBS Capital Trust III 5.512%, 9/30/14(b)(d)	2,085	1,684,770
Regions Financial Corp. 6.375%, 5/15/12	2,830	2,454,685
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)	240	176,516
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)	480	356,348
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	70	68,720
6.40%, 4/01/09	1,875	1,885,009
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)	410	327,540
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	1,355	1,309,675
UFJ Finance Aruba AEC 6.75%, 7/15/13	520	545,224
Union Bank of California 5.95%, 5/11/16	2,790	2,523,332
Union Planters Corp. 7.75%, 3/01/11	1,890	1,763,344
US Bancorp 5.30%, 4/28/09	2,855	2,852,508
Wachovia Corp. 3.625%, 2/17/09	2,835	2,691,781
5.35%, 3/15/11	50	42,148
5.50%, 5/01/13	2,615	2,163,450
5.625%, 12/15/08	1,220	1,195,613
Wells Fargo & Co. 3.125%, 4/01/09	2,905	2,876,069
4.20%, 1/15/10	1,035	1,020,794
Zions Banc Corp. 5.50%, 11/16/15	930	530,663

		66,559,483

2008 Annual Report	7

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Brokerage–1.5%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	$2,242	$2,201,933
4.75%, 7/15/13	750	646,662
5.125%, 1/15/15	840	693,378
6.65%, 5/15/09	2,680	2,625,875
7.35%, 10/01/09	593	574,965
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	2,849	2,765,370
6.05%, 5/16/16	879	717,212
Series MTNC 4.125%, 1/15/09–9/10/09	1,980	1,919,796
Morgan Stanley 5.625%, 1/09/12	2,475	1,725,617
6.60%, 4/01/12	1,610	1,169,472

		15,040,280

Finance–4.2%
American Express Centurion 4.375%, 7/30/09	1,730	1,670,948
American Express Co. 4.75%, 6/17/09	1,266	1,232,076
American General Finance Corp. 4.625%, 5/15/09	2,505	1,780,043
Capital One Bank 4.25%, 12/01/08	1,040	1,031,136
5.00%, 6/15/09	2,750	2,627,039
Capital One Financial Corp. 4.80%, 2/21/12	2,410	1,944,908
5.50%, 6/01/15	328	269,498
6.75%, 9/15/17	323	284,336
CIT Group Funding Co. of Canada 5.60%, 11/02/11	900	572,872
CIT Group, Inc. 5.85%, 9/15/16	2,435	1,180,968
7.625%, 11/30/12	2,350	1,490,760
Series MTN 5.125%, 9/30/14	585	288,497
Countrywide Financial Corp. 6.25%, 5/15/16	1,140	811,591
Series MTN 5.80%, 6/07/12	413	348,886
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	1,223	1,052,213
General Electric Capital Corp. 4.80%, 5/01/13	5,390	4,916,224
6.75%, 3/15/32	1,545	1,289,590
HSBC Finance Corp. 5.875%, 2/01/09	1,195	1,182,726
6.50%, 11/15/08	2,820	2,809,978
7.00%, 5/15/12	1,410	1,370,241
International Lease Finance Corp. 3.50%, 4/01/09	2,795	2,513,247
5.65%, 6/01/14	329	193,856
6.375%, 3/15/09	2,730	2,517,617

Principal Amount (000)		U.S. $ Value

iStar Financial, Inc. 5.15%, 3/01/12	$730	$365,000
5.65%, 9/15/11	1,585	824,200
SLM Corp. 5.375%, 1/15/13–5/15/14	6,270	3,991,000
5.40%, 10/25/11	2,076	1,453,200
5.45%, 4/25/11	3,140	2,198,000
Series MTN 5.125%, 8/27/12	725	471,250
Series MTNA 4.50%, 7/26/10	70	53,200

		42,735,100

Insurance–1.4%
Aegon NV 4.75%, 6/01/13	395	375,450
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	740	652,909
The Allstate Corp. 6.125%, 5/15/37(b)	2,480	1,820,164
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	1,233	1,220,658
Assurant, Inc. 5.625%, 2/15/14	700	651,265
Genworth Financial, Inc. 4.75%, 6/15/09	1,096	908,585
5.231%, 5/16/09	994	844,263
6.515%, 5/22/18	2,555	2,098,204
Humana, Inc. 6.30%, 8/01/18	815	720,295
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	880	786,092
MetLife, Inc. 5.00%, 11/24/13	780	738,296
5.375%, 12/15/12	10	9,664
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13	1,700	1,607,767
UnitedHealth Group, Inc. 4.125%, 8/15/09	928	919,526
XL Capital Ltd. 5.25%, 9/15/14	1,545	1,336,379
6.25%, 5/15/27	15	11,037

		14,700,554

REITs–0.6%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	1,547	1,340,214
Mack-Cali Realty LP 7.25%, 3/15/09	450	451,645
Nationwide Health Properties, Inc. 6.50%, 7/15/11	70	72,147
Simon Property Group LP 5.00%, 3/01/12	2,830	2,689,935
5.625%, 8/15/14	2,184	2,010,505

		6,564,446

		145,599,863

8	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)		U.S. $ Value

Utility–3.4%
Electric–2.0%
Carolina Power & Light Co. 6.50%, 7/15/12	$1,380	$1,421,386
Exelon Corp. 6.75%, 5/01/11	1,640	1,652,333
FirstEnergy Corp. Series B 6.45%, 11/15/11	5,410	5,435,806
Series C 7.375%, 11/15/31	1,648	1,532,215
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	525	520,390
Nisource Finance Corp. 6.80%, 1/15/19	2,690	2,443,437
7.875%, 11/15/10	750	771,382
Pacific Gas & Electric Co. 3.60%, 3/01/09	2,890	2,866,735
4.80%, 3/01/14	1,180	1,111,430
Progress Energy, Inc. 7.10%, 3/01/11	480	493,210
Public Service Company of Colorado Series 10 7.875%, 10/01/12	535	582,486
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,165	1,151,067
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	1,271	958,995

		20,940,872

Natural Gas–1.2%
Duke Energy Field Services Corp. 7.875%, 8/16/10	430	440,320
Energy Transfer Partners LP 6.70%, 7/01/18	2,245	2,127,973
7.50%, 7/01/38	2,560	2,415,048
Enterprise Products Operating LP Series B 5.60%, 10/15/14	690	650,182
Sempra Energy 4.75%, 5/15/09	2,860	2,860,143
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	2,710	2,143,832
Williams Cos, Inc. 7.875%, 9/01/21	670	670,000
8.125%, 3/15/12	965	974,959

		12,282,457

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18	1,715	1,644,514

		34,867,843

Total Corporates—Investment Grades (cost $397,766,216)		364,401,253

Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S–25.7%
Agency Fixed Rate 30-Year–25.7%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35–11/01/35	$14,470	$13,711,346
Series 2007 5.50%, 7/01/35	3,979	3,972,150
7.00%, 2/01/37	8,936	9,349,220
Federal Home Loan Mortgage Corp. Series 2005 4.50%, 12/01/35	27	25,118
Series 2006 5.857%, 12/01/36	1,254	1,269,421
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	7,635	7,463,158
5.50%, 4/01/33–7/01/33	15,889	15,892,027
Series 2004 5.50%, 4/01/34–11/01/34	12,764	12,757,748
6.00%, 9/01/34	730	741,539
Series 2005 4.50%, 5/01/35–9/01/35	16,128	15,279,995
5.50%, 2/01/35	10,062	10,063,796
6.00%, 4/01/35	7,036	7,149,502
Series 2006 5.00%, 2/01/36	22,751	22,204,428
5.50%, 4/01/36	45,710	45,645,911
6.50%, 9/01/36–11/01/36	28,190	28,937,389
Series 2007 4.50%, 9/01/35–8/01/37	13,103	12,391,643
5.00%, 11/01/35–7/01/36	4,331	4,230,051
5.50%, 5/01/36–11/01/36	14,405	14,385,265
6.50%, 9/01/37	137	140,692
Series 2008 5.50%, 12/01/35–3/01/37	37,988	37,934,944

		263,545,343

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 5.763%, 12/01/36(c)	138	139,758
Federal National Mortgage Association Series 2007 5.939%, 2/01/37(c)	30	30,772
5.989%, 3/01/37(c)	27	27,120

		197,650

Total Mortgage Pass-Thru’s (cost $261,072,594)		263,742,993

COMMERCIAL MORTGAGE-BACKED SECURITIES–14.5%
Non-Agency Fixed Rate CMBS–14.4%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	1,891	1,866,213
Series 2004-4, Class A3 4.128%, 7/10/42	2,030	1,997,274

2008 Annual Report	9

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2004-6, Class A2 4.161%, 12/10/42	$3,000	$2,944,012
Series 2005-6, Class A4 5.352%, 9/10/47	250	226,904
Series 2006-5, Class A4 5.414%, 9/10/47	5,540	4,868,464
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	50	49,865
Series 2005-PWR7, Class A3 5.116%, 2/11/41	180	164,498
Series 2005-T18, Class A4 4.933%, 2/13/42	2,965	2,684,626
Series 2006-PW12, Class A4 5.902%, 9/11/38	1,370	1,244,149
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.529%, 4/15/40	150	141,240
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A2B 5.248%, 12/10/46	310	294,242
Series 2006-C8, Class A4 5.306%, 12/10/46	3,875	3,355,989
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	223	219,459
Series 2004-C1, Class A4 4.75%, 1/15/37	1,220	1,133,802
Series 2005-C1, Class A4 5.014%, 2/15/38	2,265	2,058,174
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38	5,245	4,767,536
Series 2006-C4, Class A3 5.467%, 9/15/39	220	193,377
Series 2006-C5, Class A3 5.311%, 12/15/39	3,055	2,648,087
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,830	2,770,098
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35	2,300	2,077,921
Series 2003-C2, Class A3 4.533%, 1/05/36	1,235	1,187,294
Series 2005-GG3, Class A2 4.305%, 8/10/42	3,005	2,945,290
Series 2007-GG9, Class A2 5.381%, 3/10/39	65	60,625
Series 2007-GG9, Class A4 5.444%, 3/10/39	5,490	4,639,660

Principal Amount (000)		U.S. $ Value

GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	$2,245	$2,101,091
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	270	256,825
Series 2005-LDP1, Class A4 5.038%, 3/15/46	2,960	2,672,597
Series 2005-LDP3, Class A2 4.851%, 8/15/42	2,635	2,572,020
Series 2005-LDP4, Class A2 4.79%, 10/15/42	2,041	1,992,565
Series 2006-CB14, Class A4 5.481%, 12/12/44	1,460	1,290,917
Series 2006-CB15, Class A4 5.814%, 6/12/43	4,960	4,452,585
Series 2006-CB16, Class A4 5.552%, 5/12/45	3,865	3,400,205
Series 2006-CB17, Class A4 5.429%, 12/12/43	5,795	5,033,445
Series 2007-CB19, Class A4 5.937%, 2/12/49	5,465	4,656,925
Series 2007-LD11, Class A2 5.992%, 6/15/49	5,880	5,533,431
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	3,920	3,544,030
Series 2004-C4, Class A4 5.294%, 6/15/29	4,015	3,791,850
Series 2004-C8, Class A2 4.201%, 12/15/29	2,190	2,151,518
Series 2005-C1, Class A4 4.742%, 2/15/30	2,000	1,796,164
Series 2005-C7, Class A4 5.197%, 11/15/30	2,000	1,822,491
Series 2006-C3, Class A4 5.661%, 3/15/39	595	536,050
Series 2006-C4, Class A4 6.08%, 6/15/38	125	114,178
Series 2006-C6, Class A4 5.372%, 9/15/39	4,575	4,004,587
Series 2006-C7, Class A3 5.347%, 11/15/38	5,480	4,759,549
Series 2007-C1, Class A4 5.424%, 2/15/40	25	20,994
Series 2008-C1, Class A2 6.317%, 4/15/41	3,290	2,882,418
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37	1,850	1,689,055
Series 2005-MKB2, Class A2 4.806%, 9/12/42	3,575	3,520,033
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	2,180	1,990,136

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital Series 2005-T17, Class A5 4.78%, 12/13/41	$3,420	$3,083,666
Series 2007-HQ13, Class A3 5.569%, 12/15/44	5,240	4,371,968
Series 2007-IQ15, Class A4 6.077%, 6/11/49	2,770	2,397,412
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	3,830	3,515,135
Series 2007-T27, Class A4 5.803%, 6/13/42	6,210	5,384,045
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	5,285	4,850,100
Series 2007-C31, Class A4 5.509%, 4/15/47	5,345	4,446,584
Series 2007-C32, Class A2 5.924%, 6/15/49	5,285	4,949,052
Series 2007-C32, Class A3 5.929%, 6/15/49	4,140	3,511,183

		147,633,603

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.927%, 3/06/20(a)(c)	1,180	1,053,244

Total Commercial Mortgage-Backed Securities (cost $163,004,526)		148,686,847

GOVERNMENTS—TREASURIES–5.2%
Treasuries–5.2%
U.S. Treasury Bonds 4.50%, 2/15/36	130	133,433
U.S. Treasury Notes 2.125%, 1/31/10(e)	20,470	20,525,965
2.625%, 5/31/10(f)	32,690	33,055,212

Total Governments—Treasuries (cost $53,457,747)		53,714,610

BANK LOANS–4.5%
Industrial–4.0%
Basic–0.7%
Dealer Computer Services, Inc. 5.70%, 10/26/12(b)	1,265	1,125,739
Dresser, Inc. 5.05%–5.95%, 5/04/14(b)	485	437,973
Georgia-Pacific Corp. 4.56%–5.47%, 12/20/12(b)	619	539,566
Hexion Specialty 5.06%, 5/06/13(b)	2,013	1,509,577
6.06%, 5/06/13(b)	436	327,087

Principal Amount (000)		U.S. $ Value

John Maneely Co. 6.04%–6.05%, 12/09/13(b)	$811	$774,549
Lyondellbasell 7.00%, 12/22/14(b)	499	350,370
MMG Packaging Acquisition 9.27%, 3/08/15(b)	300	45,000
Momentive Performance 6.00%, 12/04/13(b)	977	848,733
Newpage Corp. 7.0%–7.75%, 12/22/14(b)	372	339,197
Oshkosh Truck Corp. 3.99%–5.21%, 12/06/13(b)	445	387,025
TDS Investor Corp. 6.01%, 8/23/13(b)	333	265,464
Univar Corp. Opco 6.76%, 10/10/14(b)	248	220,005
Wimar Opco LLC 8.25%, 1/03/12(b)	550	379,109

		7,549,394

Capital Goods–0.3%
Clarke American Corp. 5.29%–6.26%, 6/30/14(b)	396	302,932
Fenwal, Inc. 1.75%–5.06%, 2/28/14(b)	193	162,000
5.06%, 2/28/14(b)	1,140	948,872
Manitowoc Co., Inc. 8/25/14(g)	350	334,425
Ravago Holding America, Inc. 5.56%, 1/30/14(b)	493	453,100
Sequa Corp. 5.94%–7.25%, 12/03/14(b)	298	265,242
United Subcontractor 7.79%–8.14%, 12/27/12(b)(n)	1,142	630,909

		3,097,480

Communications—Media–0.4%
Charter Communications Operating LLC 4.80%, 3/06/14(b)	1,985	1,577,519
CSC Holdings, Inc. (Cablevision) 4.57%, 3/29/13(b)	731	658,125
IDEARC, Inc. (Verizon) 5.71%–5.77%, 11/17/14(b)	1,376	806,965
Thomson Learning 6.20%, 7/03/14(b)	396	321,326
Univision Communications, Inc. 5.05%–6.25%, 9/29/14(b)	1,000	636,670
VML US Finance LLC 6.02%, 5/25/13(b)	250	227,360

		4,227,965

Communications—Telecommunications–0.7%
Alltel Corp. 5.00%, 5/15/15(b)	743	724,457
Cebridge Connections 8.80%, 5/05/14(b)	946	764,475

2008 Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Cequel Communications LLC 4.8%–6.0%, 11/05/13(b)(n)	$247	$215,579
Crown Castle Operating Company 5.38%, 3/06/14(b)	493	431,430
Level 3 Communications 4.73%–5.03%, 3/13/14(b)	1,500	1,272,195
Nielsen Finance LLC 4.80%, 8/09/13(b)	495	435,350
Proquest 5.30%–6.21%, 2/10/14(b)	953	900,900
Sorenson Communications, Inc. 6.21%, 8/16/13(b)	860	805,921
10.71%, 2/16/14(b)	828	780,425
Telesat Canada 5.80%–6.71%, 10/31/14(b)	686	615,129
5.89%–6.77%, 10/31/14(b)	59	52,831

		6,998,692

Consumer Cyclical—Automotive–0.2%
Ford Motor Co. 5.49%, 12/16/13(b)	1,474	973,014
General Motors Corp. 5.16%, 11/29/13(b)	739	474,854
Lear Corp. 5.67%–6.26%, 4/25/12(b)	494	383,003
Visteon Corp. 5.49%, 6/13/13(b)	1,000	616,430

		2,447,301

Consumer Cyclical—Other–0.3%
Allison Transmission, Inc. 5.22%–5.57%, 8/07/14(b)	487	402,535
Hanesbrands, Inc. 5.45%–4.55%, 9/05/13(b)	160	144,420
Harrah’s Operating Co., Inc. 5.80%–6.76%, 1/28/15(b)	748	618,449
Las Vegas Sands LLC 0.75%–5.52%, 5/23/14(b)	40	30,656
5.52%, 5/23/14(b)	158	121,700
On Assignment, Inc. 6.02%, 1/31/13(b)	703	639,726
Six Flags, Inc. 4.94%–5.46%, 4/30/15(b)	987	771,899
TDS Investor Corp. 6.12%, 8/23/13(b)	67	53,266

		2,782,651

Consumer Cyclical—Retailers–0.1%
Neiman Marcus Group, Inc. 4.57%, 4/08/13(b)	500	436,030
Rite Aid Corp. 4.57%–5.52%, 6/04/14(b)	249	201,487

		637,517

Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical–0.5%
Aramark Corp. 5.03%, 1/27/14(b)	$30	$25,814
5.64%, 1/27/14(b)	467	406,334
Best Brands Corp. 8.99%, 12/12/12(b)(n)	381	274,512
Community Health Services, Inc. 7/25/14(g)	35	30,554
5.06%–5.97%, 7/25/14(b)	680	597,221
HCA, Inc. 6.01%, 11/18/13(b)	1,474	1,304,917
HCR Healthcare, LLC 6.2%–9.0%, 12/22/14(b)	493	408,924
Health Management Associates 5.50%, 2/28/14(b)	378	319,060
Mylan Laboratories, Inc. 7.0%–7.06%, 10/02/14(b)	447	416,974
Supervalu, Inc. 4.68%, 6/02/12(b)	227	205,922
Talecris Biotherepeutics, Inc. 6.31%, 12/06/13(b)	687	664,796
Wrigley Jr Company 7/25/14(h)	600	588,414

		5,243,442

Energy–0.2%
Ashmore Energy International 3.66%, 3/30/12(b)	90	78,484
6.76%, 3/30/14(b)	393	343,484
Dalbo, Inc. 2.49%–5.99%, 8/27/12(b)	444	421,363
Infrastrux Group, Inc. 0.5%–7.45%, 11/03/12(b)(n)	799	745,024

		1,588,355

Other Industrial–0.1%
Education Management Corp. 5.56%, 6/01/13(b)	724	630,088

Services–0.3%
Chrysler Financial Services Americas LLC 6.82%, 8/03/12(b)	495	335,293
Client Logic Corp. 5.29%–6.50%, 1/30/14(b)	683	471,267
N.E.W. Holdings LLC 5.29%–5.32%, 5/22/14(b)	491	427,764
PGT Industries, Inc. 7.75%, 2/14/12(b)	235	208,980
Tandus Corp. 5.31%, 5/08/14(b)	484	348,277
West Corp. 5.17%–6.08%, 10/24/13(b)	2,211	1,658,032

		3,449,613

Technology–0.2%
Dealer Computer Services, Inc. 9.20%, 10/26/13(b)	500	442,500

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)		U.S. $ Value

Freescale Semiconductor, Inc. 4.24%, 11/29/13(b)	$495	$401,974
IPC Systems, Inc. 6.01%, 6/02/14(b)	741	522,141
9.01%, 6/01/15(b)	750	410,625
Marvel Technology Group Ltd. 6.20%, 11/09/09(b)	240	237,890
Sungard Data Systems, Inc. 4.55%, 2/28/14(b)	495	429,691

		2,444,821

Transportation—Airlines–0.0%
Delta Airlines 6.95%, 4/30/14(b)	271	188,667

		41,285,986

Utility–0.3%
Electric–0.2%
Calpine Corp. 6.65%, 3/31/14(b)	497	424,459
FirstLight Power Resources, Inc. 7.71%, 5/01/14(h)	800	752,000
Texas Competitive Electronics 5.99%–7.26%, 10/10/14(b)	495	417,409
TXU Corp. 5.99%, 10/10/14(b)	895	752,468

		2,346,336

Other Utility–0.1%
GBGH LLC 2.0%–9.5%, 8/07/13(b)(n)	700	678,912

		3,025,248

Financial Institutions–0.2%
Brokerage–0.0%
Ameritrade Holdings Corp. 5.20%, 12/31/12(b)	250	228,352

Finance–0.1%
First Data Corp. 5.92%–6.51%, 9/24/14(b)	840	721,475
LPL Holdings 5.51%, 6/28/13(b)	489	449,702

		1,171,177

REITs–0.1%
Crescent Resources 6.93%, 9/07/12(b)	1,850	1,003,625

		2,403,154

Total Bank Loans (cost $57,345,342)		46,714,388

Principal Amount (000)		U.S. $ Value

AGENCIES–3.9%
Agency Debentures–3.9%
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	$20,045	$20,656,553
5.50%, 8/23/17	4,415	4,671,189
Federal National Mortgage Association 6.25%, 5/15/29	10,595	12,146,818
6.625%, 11/15/30	2,490	3,004,979

Total Agencies (cost $41,422,841)		40,479,539

CORPORATES—NON-INVESTMENT GRADES–2.1%
Industrial–1.6%
Basic–0.2%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	730	394,200
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	1,035	848,700
Stora Enso Oyj 7.375%, 5/15/11	65	65,143
Westvaco Corp. 8.20%, 1/15/30	435	408,293

		1,716,336

Capital Goods–0.1%
Owens Corning, Inc. 6.50%, 12/01/16	1,801	1,593,728

Communications—Media–0.3%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	755	709,700
Clear Channel Communications, Inc. 5.50%, 9/15/14	1,640	508,400
DirecTV Holdings LLC 6.375%, 6/15/15	730	642,400
Echostar DBS Corp. 6.625%, 10/01/14	299	239,947
7.125%, 2/01/16	796	638,790

		2,739,237

Communications—Telecommunications–0.7%
Qwest Communications International, Inc. 7.50%, 2/15/14	425	367,625
Series B
7.50%, 2/15/14	250	216,250
Sprint Capital Corp. 7.625%, 1/30/11	2,710	2,466,100
8.375%, 3/15/12	4,415	3,973,500

		7,023,475

Consumer Cyclical—Automotive–0.0%
General Motors Corp. 8.25%, 7/15/23	1,115	437,638

2008 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Consumer Cyclical—Other–0.2%
Centex Corp. 5.45%, 8/15/12	$1,168	$969,440
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	525	143,062
5.75%, 10/01/17	201	52,260
6.50%, 6/01/16	624	171,600
MGM Mirage 8.375%, 2/01/11	675	551,813

		1,888,175

Consumer Non-Cyclical–0.0%
Tyson Foods, Inc. 7.35%, 4/01/16	15	12,375

Transportation—Airlines–0.1%
United Air Lines, Inc. 6.636%, 7/02/22	1,181	779,302

Transportation—Services–0.0%
Hertz Corp. 8.875%, 1/01/14	630	543,375

		16,733,641

Utility–0.3%
Electric–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16	1,175	1,022,250
Edison Mission Energy 7.00%, 5/15/17	860	774,000
NRG Energy, Inc. 7.25%, 2/01/14	1,085	1,006,338
7.375%, 2/01/16	635	571,500

		3,374,088

Financial Institutions–0.2%
Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(i)	1,108	138,500
7.875%, 11/01/09	2,323	290,375
Series MTNG 4.80%, 3/13/14(i)	698	87,250

		516,125

Insurance–0.1%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,230	742,905

REITs–0.0%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.125%, 2/15/13	550	420,750

		1,679,780

Total Corporates—Non-Investment Grades (cost $31,634,420)		21,787,509

Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–2.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $21,462,137)	$19,577	$20,376,726

ASSET-BACKED SECURITIES–1.8%
Home Equity Loans—Floating Rate–1.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 3.597%, 12/25/32(c)	670	604,340
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 3.477%, 5/25/37(c)	65	12,457
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 3.947%, 2/25/33(c)	4	3,371
Series 2006-S5, Class A1 3.317%, 6/25/35(c)	13	12,007
Credit-Based Asset Servicing & Securitization LLC. Series 2003-CB1, Class AF 3.95%, 1/25/33(d)	55	47,730
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.377%, 12/25/35(c)	682	655,185
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 3.448%, 1/20/35(c)	844	680,414
Series 2007-2, Class M1 3.498%, 7/20/36(c)	40	23,347
Home Equity Asset Trust Series 2007-2, Class M1 3.637%, 7/25/37(c)	4,620	648,879
Series 2007-3, Class M1 3.557%, 8/25/37(c)	4,590	740,596
Household Home Equity Loan Trust Series 2006-1, Class M1 3.468%, 1/20/36(c)	35	26,944
Series 2007-1, Class M1 3.568%, 3/20/36(c)	110	74,629
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 3.597%, 1/25/36(c)	1,515	764,507
HSI Asset Securitization Corp. Trust FRN Series 2007-WF1, Class 2A2 3.337%, 5/25/37(c)	7,980	5,468,798
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 3.317%, 11/25/36(c)	155	141,437
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 3.307%, 1/25/37(c)	375	338,145
Mastr Asset Backed Securities Trust Series 2006-NC2, Class A3 3.317%, 8/25/36(c)	220	193,190

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)		U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 3.337%, 4/25/37(c)	$3,941	$3,565,566
Option One Mortgage Loan Trust Series 2006-3, Class M1 3.437%, 2/25/37(c)	1,200	156,360
RAAC Series Series 2006-SP3, Class A1 3.287%, 8/25/36(c)	505	481,631
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.377%, 3/25/35(c)	230	199,226
Series 2005-RZ1, Class A2 3.407%, 4/25/35(c)	527	440,796
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 3.337%, 7/25/37(c)	85	62,023
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 3.507%, 4/25/34(c)	68	58,783

		15,400,361

Home Equity Loans—Fixed Rate–0.1%
Bayview Financial Acquisition Trust Series 2005-D, Class AF2 5.402%, 2/28/45	68	66,321
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	611	436,050
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	145	66,362
Credit-Based Asset Servicing & Securitization LLC. Series 2005-CB4, Class AF2 4.751%, 8/25/35	23	20,212
Series 2005-CB7, Class AF2 5.147%, 11/25/35	272	260,092
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	297	284,679
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	230	228,682

		1,362,398

Other ABS—Floating Rate–0.1%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.704%, 3/30/46(c)(j)(k)	1,150	48,875
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.307%, 2/25/47(a)(c)	1,410	670,631

		719,506

Principal Amount (000)		U.S. $ Value

Other ABS—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	$700	$599,872

Credit Cards—Fixed Rate–0.0%
Citibank Credit Card Issuance Trust Series 2006-A2, Class A2 4.85%, 2/10/11	110	110,109

Credit Cards—Floating Rate–0.0%
MBNA Credit Card Master Note Trust Series 2001-A5, Class A5 2.698%, 3/15/11(c)	40	40,000

Total Asset-Backed Securities (cost $33,415,878)		18,232,246

CMOs–1.3%
Non-Agency Floating Rate–0.6%
Banc of America Funding Corp. Series 2007-B, Class A1 3.398%, 4/20/47(c)	110	63,559
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 3.855%, 12/25/35(c)	1,047	638,928
Series 2006-OA14, Class 3A1 3.705%, 11/25/46(c)	2,835	1,502,825
Series 2006-OA7, Class 1A1 5.016%, 6/25/46	4,461	2,651,631
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.068%, 7/25/36(b)	103	63,073
Series 2006-S1, Class 3A1 3.317%, 3/25/36(c)	258	251,210
Lehman XS Trust Series 2007-4N, Class M1 3.657%, 3/25/47(c)(l)	145	18,137
Merrill Lynch Mortgage Investors, Inc. Series 2003-F, Class A1 3.527%, 10/25/28(c)	10	8,834
Series 2005-A9, Class 2A1A 5.141%, 12/25/35(c)	12	11,579
Sequoia Mortgage Trust Series 2007-3, Class 1A1 3.388%, 7/20/36(c)	50	42,581
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 3.36%, 10/19/34(c)	940	585,605
Washington Mutual Mortgage Pass Through Series 2005-AR13, Class B1 3.807%, 10/25/45(c)(l)	58	12,129
Series 2005-AR13, Class B2 3.837%, 10/25/45(c)(l)	58	10,061
Series 2007-OA1, Class A1A 3.555%, 2/25/47(c)	90	47,302
Series 2007-OA3, Class B1 3.657%, 4/25/47(c)(l)	25	2,110

		5,909,564

2008 Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Non-Agency ARMs–0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.131%, 5/25/36	$15	$9,281
Series 2007-1, Class 21A1 5.718%, 1/25/47	178	110,033
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.118%, 5/25/35(b)	3,107	2,623,781
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.974%, 9/25/36(b)	642	426,408
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.191%, 5/25/36(b)	1,601	918,317
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(b)	1,994	1,611,259

		5,699,079

Non-Agency Fixed Rate–0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.094%, 6/26/35(a)	1,692	1,631,052
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	338	301,630

		1,932,682

Agency Floating Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 2.833%, 5/28/35(c)	323	284,599

Total CMOs (cost $20,021,694)		13,825,924

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Brazil–0.1%
Republic of Brazil 8.25%, 1/20/34	1,205	1,364,663

Principal Amount (000)		U.S. $ Value

Russia–0.6%
Russian Federation 7.50%, 3/31/30(a)(d)	$5,756	$5,892,234

Total Governments—Sovereign Bonds (cost $7,781,049)		7,256,897

QUASI-SOVEREIGNS–0.6%
Quasi–Sovereign Bonds–0.6%
Russia–0.6%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	2,825	1,984,562
7.75%, 5/29/18(a)	5,280	4,008,576

Total Quasi-Sovereigns (cost $7,930,478)		5,993,138

	Shares
PREFERRED STOCKS–0.0%
Non Corporate Sectors–0.0%
Agencies—Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(b)	39,550	64,466
Federal National Mortgage Association 8.25%(b)	59,175	129,002

Total Preferred Stocks (cost $2,468,125)		193,468

SHORT-TERM INVESTMENTS–3.8%
Investment Companies –3.8%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio(m) (cost $39,097,056)	39,097,056	39,097,056

Total Investments—101.6% (cost $1,137,880,056)		1,044,502,594

Other assets less liabilities—(1.6)%		(16,856,953)

Net Assets—100.0%		$1,027,645,641

INTEREST RATE SWAP TRANSACTIONS
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments Received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$72,500	9/17/10	3 month LIBOR	2.780%	$(972,522)
Citigroup	30,495	9/17/17	3 month LIBOR	4.110%	(796,417)
Morgan Stanley	15,250	9/17/10	3 month LIBOR	3.550%	(321,007)

16	Sanford C. Bernstein Fund II, Inc.

FINANCIAL FUTURES CONTRACTS
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2008	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. Treasury Note 10 Yr Futures	598	December 2008	$68,874,515	$68,545,750	$(328,765)
U.S. Treasury Note 5 Yr Futures	44	December 2008	4,918,159	4,938,313	20,154

					$(308,611)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $35,147,097 or 3.4% of net assets.
(b)	Variable rate coupon, rate shown as of September 30, 2008.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2008.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,178,212.
(f)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.
(g)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized (loss) of these unfunded loan commitments amounted to $364,979 and $(12,284), respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(h)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2008, the market value of these unsettled loan purchases amounted to $870,414. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(i)	Security is in default and is non-income producing.
(j)	Illiquid security, valued at fair value.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of September 30, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Neapolitan Segregated Portfolio
Series 2007-1A, Class I 4.704%, 3/30/46	5/4/07	$1,150,000	$48,875	0.01%

(l)	Illiquid security.
(m)	Investment in affiliated money market mutual fund.
(n)	Pay-In-Kind Payments (PIK).

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2008, the fund’s total exposure to subprime investments was 2.40%. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REITs—Real Estate Investment Trusts

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2008 Annual Report	17

Statement of Assets and Liabilities—September 30, 2008

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers (Cost $1,098,783,000)	$1,005,405,538
Affiliated issuers (Cost $39,097,056)	39,097,056
Cash in bank	447,353
Receivables:
Interest & dividends	10,916,960
Investment securities sold	599,865
Capital shares sold	698,262
Due from Adviser	71,198
Other asset (see Note 4)	300,080

Total assets	1,057,536,312

LIABILITIES
Payables :
Dividends to shareholders	1,438,309
Investment securities purchased	22,978,921
Management fee	360,067
Margin owed to broker on futures contracts	1,224,000
Accrued expenses	109,327
Capital shares redeemed	1,690,101
Depreciation of interest rate swap agreements	2,089,946

Total liabilities	29,890,671

NET ASSETS	$1,027,645,641

SHARES OF CAPITAL STOCK OUTSTANDING	73,770,932

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.93

NET ASSETS CONSIST OF:
Capital stock, at par*	$73,771
Additional paid-in capital	1,119,552,030
Undistributed net investment income/(excess distributions)	(1,471,281)
Accumulated net realized gain on investment and foreign currency transactions	5,267,140
Unrealized depreciation of investments, futures and swaps	(95,776,019)

$1,027,645,641

* The Sanford C Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2008

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$55,880,431
Dividends
Affiliated issuers	2,385,609
Unaffiliated issuers	145,699

Total income	58,411,739

Expenses:
Management fee (see Note 2A)	5,386,552
Custodian fee	288,698
Transfer Agent fee	18,259
Directors’ fees and expenses	53,045
Auditing and tax fees	50,985
Registration fees	49,358
Legal fees	32,536
Printing fees	16,188
Miscellaneous	15,985

Total expenses	5,911,606
Less: expenses waived and reimbursed by the Adviser	(1,025,052)

Net expenses	4,886,554

Net investment income	53,525,185

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	1,534,941
Futures transactions	5,861,168
Foreign currency transactions	2,309,207
Swap transactions	8,364,678

Net realized gain on investment and foreign currency transactions	18,069,994

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(92,773,346)
Foreign currency denominated assets and liabilities	735,713

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(92,037,633)

Net realized and unrealized loss on investment and foreign currency transactions	(73,967,639)

Contributions from Adviser (see Note 2A)	71,199

Net decrease in net assets resulting from operations	$(20,371,255)

See Notes to Financial Statements.

2008 Annual Report	19

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$53,525,185	$43,934,019
Net realized gain on investment and foreign currency transactions	18,069,994	3,258,475
Decrease in unrealized appreciation/ (depreciation) of investments and foreign currency denominated assets and liabilities	(92,037,633)	(5,746,953)
Contributions from Adviser (see Note 2A)	71,199	0

Net increase (decrease) in net assets resulting from operations	(20,371,255)	41,445,541

Dividends to shareholders:
Dividends from net investment income	(57,265,519)	(45,849,851)

Total dividends to shareholders	(57,265,519)	(45,849,851)

Capital-share transactions:
Net proceeds from sales of shares	296,124,088	386,753,409
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	19,781,140	14,772,723

Total proceeds from shares sold	315,905,228	401,526,132
Cost of shares redeemed	(279,112,793)	(86,434,065)

Increase in net assets from capital-share transactions	36,792,435	315,092,067

Net increase (decrease) in net assets	(40,844,339)	310,687,757

NET ASSETS:
Beginning of period	1,068,489,980	757,802,223

End of period (a)	$1,027,645,641	$1,068,489,980

(a) Includes excess distributions of:	$(1,471,281)	$(1,496,964)

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04
Net asset value, beginning of period	$14.98	$15.06	$15.25		$15.48	$15.74

Income from investment operations:
Investment income, net†	0.73	0.73	0.70		0.64	0.60
Net realized and unrealized loss on investment and foreign currency transactions	(1.00)	(0.04)	(0.18)		(0.13)	(0.03)
Contributions from Adviser	0 (a)	0	0		0	0

Total from investment operations	(0.27)	0.69	0.52		0.51	0.57

Less distributions:
Dividends from taxable net investment income	(0.78)	(0.77)	(0.71)		(0.65)	(0.61)
Dividends from net realized gain on investment transactions	0	0	0		(0.09)	(0.22)

Total distributions	(0.78)	(0.77)	(0.71)		(0.74)	(0.83)

Net asset value, end of period	$13.93	$14.98	$15.06		$15.25	$15.48

Total return (b)	(1.96)% *^	4.68%	3.53%		3.41%	3.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,027,646	$1,068,490	$757,802		$650,915	$609,248
Average net assets (000 omitted)	$1,085,900	$904,442	$710,128		$611,401	$535,624
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	(c)	0.45%	0.45%
Ratio of expenses to average net assets before reimbursement	0.54%	0.56%	0.58%	(c)	0.57%	0.58%
Ratio of net investment income to average net assets	4.93%	4.86%	4.68%	(c)	4.16%	3.86%
Portfolio turnover rate	99%	219%	511%		619%	682%

†	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance by .05% for the year ended September 30, 2008.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
(a)	Amount is less than .005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2008 Annual Report	21

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”). is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

22	Sanford C. Bernstein Fund II, Inc.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, the Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by the Portfolio is reduced by the option premium received. For the year ended September 30, 2008, the Portfolio had no transactions in written options.

F.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

2008 Annual Report	23

Notes to Financial Statements (continued)

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

G.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss), consent fee and contribution from adviser is reflected as an adjustment to the components of capital as of September 30, 2008, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$(71,199)	$3,766,017	$(3,694,818)

J.	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

24	Sanford C. Bernstein Fund II, Inc.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

K.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At September 30, 2008, the Fund had not entered into any reverse repurchase agreements.

L.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

2008 Annual Report	25

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the year ended September 30, 2008, the aggregate amount of such fee waiver was $1,025,052.

During the year ended September 30, 2008, the Adviser reimbursed the Portfolio $71,199 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio and Prime STIF Portfolio for the year ended September 30, 2008 is as follows:

	MARKET VALUE SEPTEMBER 30, 2007 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	DIVIDEND INCOME (000)	MARKET VALUE SEPTEMBER 30, 2008 (000)
Government STIF	$0	$383,936	$344,839	$2,361	$39,097
Prime STIF	31,890	510,480	542,370	25	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2007 through September 30, 2008, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$422,371,748	$231,430,094
U.S. government securities	663,634,099	766,153,188

26	Sanford C. Bernstein Fund II, Inc.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$1,137,918,930

Gross unrealized appreciation	$3,511,457
Gross unrealized depreciation	(96,927,793)

Net unrealized depreciation	$(93,416,336)

B.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$56,802,411	$45,849,851
Net long-term capital gains	463,108	0

Total distributions paid	$57,265,519	$45,849,851

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$0	$4,997,404	$0	$(95,526,373)	$(90,528,969)

(a)	At September 30, 2008 the Portfolio utilized $7,754,109 of capital loss carryforwards as of September 30, 2008.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, and mark to market on futures contracts.
(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and deferred compensation.

NOTE 4.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

During the year ended September 30, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the

2008 Annual Report	27

Notes to Financial Statements (continued)

swap contracts, the Portfolio had a collateral shortfall of $1,818,668, of which $1,518,588 was recorded as a realized loss to the Portfolio and the remaining balance of $300,080 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $95,941 on Lehman Brothers securities held due to interest write-off.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio’s involvement in these financial instruments. To the extent that the Portfolio enters into short futures, losses may be unlimited. The Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2008 and September 30, 2007, were as follows:

	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Intermediate Duration Institutional Shares
Shares sold	19,989,798	25,800,325
Shares issued to shareholders on reinvestment of dividends	1,335,908	984,652
Shares redeemed	(18,882,958)	(5,768,172)

Net increase in shares outstanding	2,442,748	21,016,805
Shares outstanding at beginning of period	71,328,184	50,311,379

Shares outstanding at end of period	73,770,932	71,328,184

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2008.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the

28	Sanford C. Bernstein Fund II, Inc.

AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

2008 Annual Report	29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio, a portfolio of Sanford C. Bernstein Fund II, Inc. as of September 30, 2008 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio as of September 30, 2008, and the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2008

30	Sanford C. Bernstein Fund II, Inc.

Tax Information (Unaudited)

73.28% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2008, qualify as “interest related dividends” for non-U.S. shareholders. The Fund also designates $463,108 as long-term capital gain dividends.

2008 Annual Report	31

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

Marc O. Mayer

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Robert M. Keith

President and Chief Executive Officer

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Shawn E. Keegan

Vice President

Joran Laird

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Jeffrey S. Phlegar

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis Clarke

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Investment Team. Messrs. Keegan, Laird, Peebles, Phlegar and Wilensky, and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

32	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address and Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTORS
Marc O. Mayer,‡ 1345 Avenue of the Americas, New York, NY 10105 51 (2003)	Executive Vice President of the Adviser since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”)) and its predecessor.	95	SCB Partners, Inc. and SCB Inc.
DISINTERESTED DIRECTORS**
Chairman of the Board William H. Foulk, Jr.,†+ 76 (2002)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	97	None

John H. Dobkin,† 66 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	95	None

Michael J. Downey,† 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	95	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

2008 Annual Report	33

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address and Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
D. James Guzy,† 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	95	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin,† 60 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.

		95	None

Garry L. Moody,† 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	94	None

Marshall C. Turner, Jr.,† 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

34	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address and Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Earl D. Weiner,† 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	95	None

* There is no stated term of office for the Fund’s Directors.

‡ Mr. Mayer is an “interested person,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

** The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Member of the Fair Value Pricing Committee.

2008 Annual Report	35

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser† since July 2008; Executive Managing Director of ABI† since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Shawn E. Keegan, 37	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2003.

Joran Laird, 33	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2003.

Alison M. Martier, 51	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2003.

Douglas J. Peebles 43	Vice President	Executive Vice President of the Adviser† with which he has been associated since prior to 2003.

Jeffrey S. Phlegar, 42	Vice President	Executive Vice President of the Adviser† with which he has been associated since prior to 2003.

36	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Greg J. Wilensky, 41	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2003.

Joseph J. Mantineo, 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2003.

Phyllis Clarke, 47	Controller	Assistant Vice President of ABIS† with which she has been associated since prior to 2003.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

2008 Annual Report	37

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/07 ($MIL)
Intermediate Duration Institutional Portfolio	50 bp on 1st $1 billion[4] 45 bp on the balance	$1,068.5

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.57%	September 30

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

38	Sanford C. Bernstein Fund II, Inc.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

FUND	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,068.5	U.S. Core Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.208%	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund based on September 30, 2007 net assets versus the Fund’s advisory fees:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE[6]	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.497%	0.500%

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6 The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

2008 Annual Report	39

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.8 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[9]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.500	0.590	3/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.10

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.452	0.656	1/15	0.556	22/85

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.11

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

7 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

8 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the contractual management fee.

10 Except for asset (size) comparability, Lipper uses the same criteria for an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11 Note the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

40	Sanford C. Bernstein Fund II, Inc.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached a high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended July 31, 2007.16

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK (%)	PU RANK (%)
1 year	5.07	5.15	5.23	9/15	70/116
3 year	3.88	3.83	3.86	7/14	46/97
5 year	4.63	4.63	4.55	7/13	39/88

12 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13 The Deli study was originally published in 2002 based on 1997 data.

14 It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

16 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

2008 Annual Report	41

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.17 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.07	3.88	4.63	4.72	3.43	0.52	5
Lehman Brothers Aggregate Bond Index	4.76	3.41	4.15	4.68	3.66	0.43	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 21, 2007

17 The benchmark since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

18 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

42	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0908

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2007	$35,000	$—	$10,000
	2008	$36,700	$1,684	$13,625

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2007	$424,774	$10,000
			$—
			$(10,000)
	2008	$386,659	$15,309
			$(1,684)
			$(13,625)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 26, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 26, 2008